                                                                    EXHIBIT 10.7



                                 LEASE AGREEMENT

                                 BY AND BETWEEN






                        NATIONWIDE LIFE INSURANCE COMPANY

                                       AND

                       GEOTEL COMMUNICATIONS CORPORATION

                                    EXHIBIT D
                                    ---------
                                      RULES
                                      -----

     1. Tenant shall not obstruct or encumber or use for any purpose other than ingress and egress to and from the Premises any sidewalk, entrance, passage, court, elevator, vestibule, stairway, corridor, hall or other part of the Building not exclusively occupied by Tenant. Landlord shall have the right to control and operate the public portions of the Building and the facilities furnished for common use of the tenants, in such manner as Landlord deems best for the benefit of the tenants generally. Tenant shall not permit the visit to the Premises of persons in such numbers or under such conditions as to interfere with the use and enjoyment of the entrances, corridors, elevators and other public portions or facilities of the Building by other tenants. Tenant shall coordinate in advance with Landlord's property management department all deliveries to the Building so that arrangements can be made to minimize such interference.

     2. Tenant shall not place any showcase, mat or other article in any common or public area of the Building.

     3. Tenant shall not use the water and wash closets and other plumbing fixtures for any purpose other than those for which they were constructed, and Tenant shall not place any debris, rubbish, rag or other substance therein.

     4. Tenant shall not construct, maintain, use or operate within their respective premises any electrical device, wiring or apparatus in connection with a loudspeaker system or other sound system without Landlord's prior written consent. Tenant shall not construct, maintain, use or operate any such loudspeaker or sound system outside of the Premises.

     5. Tenant shall not bring any bicycle, vehicle, animal, bird or pet of any kind into the Building. Tenant shall not do or permit any cooking on the Premises, except for microwave cooking and use of coffee machines by Tenant's employees for their own consumption. Tenant shall not install any microwave oven or coffee machine in the Premises without Landlord's prior written approval of such equipment and its location within the Premises. Tenant shall not cause or permit any unusual or objectionable odor to be produced upon or permeate from the Premises. Tenant, at Tenant's expense, shall comply with all laws, orders, ordinances and regulations of federal, state, county and municipal authorities and with directions of public officers, departments, boards or similar entities thereunder, and with the Occupational Safety and Health Act, respecting all matters of occupancy, condition or maintenance of the Premises, whether such orders or directions shall be directed to Tenant or Landlord and Tenant shall hold landlord harmless from cost or expense on account thereof.

     6. Tenant shall not use any space in the Building for the sale of goods or for the sale at auction of goods or property of any kind. Tenant shall not suffer or permit any trade or occupation or activity to be carried on or use made of the Premises which shall be unlawful, noisy, offensive or injurious to any person or property.

     7. Tenant shall not place on any floor a load exceeding the floor load per square foot which such floor was designed to carry. Landlord shall have the right to prescribe the weight, position and manner of installation of safes and other heavy items. Landlord shall have the right to repair or replace at Tenant's expense any damage caused by Tenant's moving property into or out of the Premises or due to the same being in or upon the Premises or to require Tenant to do the same.

     8. Tenant shall not place additional locks or bolts of any kind on any door or window or make any change in any lock or locking mechanism without Landlord's prior written approval. Tenant shall keep doors leading to a corridor or main hall closed during business hours except as such doors may be used for ingress or egress. Upon the termination of its tenancy, Tenant shall deliver to Landlord the operations manual for any security or other system installed by Tenant and all keys furnished to or procured by Tenant, and if any key so furnished is not delivered, then Tenant shall pay the replacement cost thereof. Tenant's key system shall be separate from that for the rest of the Building.

     9. Tenant shall not install or operate in the Premises any equipment that operates on greater than 110 volt power without obtaining Landlord's prior written consent. Landlord may condition such consent upon Tenant's payment of additional rent in compensation for the excess consumption of electricity or other utilities and for the cost of any additional wiring or apparatus that may be occasioned by the operation of such equipment. Tenant shall not install any equipment of any type or nature that will or may necessitate any changes, replacements or additional to, or changes in the use of, the water system, heating system, plumbing system, air conditioning system or electrical system of the Premises or the Building, without obtaining Landlord's prior written consent, which consent may be granted or withheld in Landlord's sole and absolute discretion. If any equipment of Tenant causes noise or vibration that may be transmitted to such a degree as to be objectionable to Landlord or any tenant in the Building, then Landlord shall have the right to install at Tenant's expense vibration eliminators or other devices sufficient to reduce such noise as vibration to a level satisfactory to Landlord or to require Tenant to do the same.

                                       C1

            In the event that Tenant's energy consumption apparently exceeds that normally used by conventional office usage, the excess energy consumption shall be determined and shall be paid for by Tenant.

     10. Tenant shall not request Landlord's employees to do anything outside of such employees' regular duties without Landlord's prior written consent. Tenant's special requirements will be attended to only upon application to Landlord, and any such special requirements shall be billed to Tenant in accordance with the schedule of charges maintained by Landlord from time to time or as is agreed in writing in advance by Landlord and Tenant. Tenant shall not employ any employee of Landlord for any purpose whatsoever without Landlord's prior written consent.

     11. Canvassing, soliciting and peddling in the Building are prohibited. Tenant shall cooperate to prevent the same.

     12. Only hand trucks equipped with rubber tires and side guards may be used in the Building. Tenant shall be responsible for loss or damage resulting from any delivery made by or for Tenant.

     13. Tenant shall comply with standards prescribed by Landlord for curtains, drapes, blinds, shades, screens, lights and ceilings, including standards designed to give the Building a uniform, attractive appearance.

     14. Drapes (whether installed by Landlord or Tenant) which are visible from exterior of the Building shall be cleaned by Tenant at least once a year at Tenant's expense.

     15. Flammable, explosive or other hazardous liquids and materials shall not be brought on the Premises or into the Building without the prior written consent of Landlord.

     16. Tenant shall store all trash and garbage within the Premises and shall not burn or otherwise dispose of any trash or garbage in or about the Premises or in any of the common areas of the Building.

     17. Tenant shall use plastic chair mats under desk chairs in all carpeted areas in the Premises.

     18. No vehicle shall be permitted on any street or access road, either public or private, or at any other place than the paved, marked spaces provided for by the Premises. No truck parking shall be permitted other than loading or unloading without the prior written permission of Landlord.

     19. No signs, fixtures, advertisements or notices shall be displayed, inscribed, painted or affixed by Tenant on any part of the interior or exterior portion of the Premises or on the parking lot or any other part of Landlord's property adjacent to the Premises without the prior written permission of Landlord.

            No "For Rent" signs shall be displayed by the Tenant, and no showcases, or obstructions, signs, flags, barber poles, statuary, or any advertising devices of any kind whatever shall be placed in front of said Building or in the passageways, halls, lobbies, or corridors thereof by the Tenant; and the Landlord reserves the right to remove all such showcases, obstruction, signs, flags, barber poles, statuary, or advertising devises, and all signs other than those provided for, without notice to the Tenant and at the Tenant's expense.

     20. Landlord agrees to furnish Tenant heat and air conditioning on business days adequate and reasonable for the Premises herein leased, or when and required by law.

     21. The janitorial service provided for in the Lease shall include but shall not be limited to the following:

            (a) Trash baskets emptied, ash trays cleaned, trash removed, desks dusted, floors cleaned and rest rooms cleaned and washed five (5) times per week.

            (b) Vertical shades and light fixtures dusted, glass washed and floors re-conditioned by buffing and waxing twelve (12) times per year.

            Janitorial service shall include care of the grounds, entrances and parking lot areas on a reasonable basis.

            Landlord may retain a pass key to the Premises and be allowed admittance hereto at all times to enable its representative to inspect said Premises from time to time.

     22. The Tenant shall not allow anything to be placed against or near the glass in partitions, between the Premises leased and the halls or corridors of the Building or windows which shall diminish the light in, or prove unsightly from the halls, corridors or exterior portion of the Premises.

     23. The Tenant when closing its office for business, at any time, shall use diligence to see that all doors and windows are closed and secured within the Premises. Any damage to the Premises as a result of Tenant's negligence from storm, rain or freezing shall be the responsibility of Tenant to restore the Premises to its original condition.


                                       C2

     24. The Landlord or his agents shall have the right to enter the demised Premises at all reasonable hours for the purpose of making any repairs, alterations, or additions which they shall deem necessary for the safely, preservation, or improvement of said Premises of said Building, and the Landlord shall be allowed to take all material into and upon said Premises that may be required to make such repairs, improvements and additions, or any alterations for the benefit of the Tenant without in any way being deemed or held guilty of any eviction of the Tenant; and the rent reserved shall in no way abate while said repairs, alterations, or additions are being made. All such repairs, decorations, alterations, additions, and improvements shall be done during ordinary business hours, if possible, subject to satisfactory compliance of the Tenant.

     25. The Tenant shall not allow anything to be placed on the outside window ledges of the Premises, nor shall anything be thrown by the Tenant, or his employees or visitors, out of the windows of the Building.

     26. The Premises leased shall not be used for lodging or sleeping, nor for any immoral or illegal purposes or for any purpose that will damage the Premises.

     27. The Landlord reserves the right to add, delete or amend the rules and regulations as in its judgement may from time to time be needful for the safety, care and cleanliness of the Premises, and for the preservation of good order therein, and any such other or further rules and regulations shall be binding upon the parties hereto with the same force and effect as if they had been inserted herein at the time of the execution hereof.


                                       C3

                                TABLE OF CONTENTS
                                -----------------

                                                                      Page
                                                                      ----

ARTICLE I
           Definitions ...........................................      1
ARTICLE II
           Premises ..............................................      1
ARTICLE III
           Term ..................................................      1
ARTICLE IV
           Base Rent .............................................      2
ARTICLE V
           Operating Charges .....................................      3
ARTICLE VI
           Use of Premises .......................................      4
ARTICLE VII
           Assignment and Subletting .............................      4
ARTICLE VIII
           Maintenance and Repairs ...............................      6
ARTICLE IX
           Alterations ...........................................      6
ARTICLE X
           Signs .................................................      7
ARTICLE XI
           Security Deposit ......................................      7
ARTICLE XII
           Holding Over ..........................................      7
ARTICLE XIII
           Insurance .............................................      8
ARTICLE XIV
           Services and Utilities ................................      8
ARTICLE XV
           Liability of Landlord .................................      9
ARTICLE XVI
           Rules .................................................     10
ARTICLE XVII
           Damage or Destruction .................................     10
ARTICLE XVIII
           Condemnation ..........................................     11
ARTICLE XIX
           Default ...............................................     11
ARTICLE XX
           Bankruptcy ............................................     13
ARTICLE XXI
           Subordination .........................................     14
ARTICLE XXII
           Covenants of Landlord .................................     14
ARTICLE XXIII
           General Provisions ....................................     15
ARTICLE XXIV
           Parking ...............................................     17

EXHIBIT    A -- Plan Showing Premises
EXHIBIT    B -- Landlord Workletter
EXHIBIT    C -- Sample Operating Charges Including Real Estate Taxes
EXHIBIT    D -- Rules and Regulations

                                 LEASE AGREEMENT
                                 ---------------

     THIS LEASE AGREEMENT (this "Lease") is dated as of November 29, 1993, by and between Nationwide Life Insurance Company, an Ohio Corporation , ("Landlord"), and GeoTel Communications Corporation ("Tenant").

                                    ARTICLE I
                                    ---------
                                   DEFINITIONS
                                   -----------

     1.1 Building: a two (2) story office building containing 66,500 square feet of rentable area, known as 25 Porter Road, Littleton, Mass., and located on certain land (the "Land") together with related parking areas and facilities (whether in or near the Building), roadways and driveways and other amenities.

     1.2 Premises: 7,000 square feet of rentable area (6,140 usable square feet) located on the second (2nd) floor of the Building and outlined on Exhibit A attached hereto.

     1.3    Tenant's Proportionate Share: 10.53% of entire Building.

     1.4    Lease Term: Five (5) years.

     1.5 Lease Commencement: Seven days after the issuance of a Certificate of Occupancy by the Town of Littleton.

     1.6    Years 1-3: $4.75/sf NNN; Years 4 and 5: $5.25/sf NNN.

     1.7    Intentionally Deleted.

     1.8    Security Deposit: $3,000 dollars.

     1.9    Broker(s): R.M. Bradley & Co., Inc. and The Leggat Company.

     1.10   Tenant Address for Notices: ______________________________________
(Attn:__________________ ), until Tenant has commenced beneficial use of the Premises, and the Premises (Attn:______________________ ) after Tenant has commenced beneficial use of the Premises.

     1.11   Intentionally Deleted.

     1.12   Intentionally Deleted.

     1.13 Landlord Address for Notices: Nationwide Life Insurance Company, One Nationwide Plaza, 34-T, Columbus, Ohio 43216, Attn: Inez Bayes with a copy to R.M. Bradley & Co., Inc., 250 Boylston Street, Boston, MA 02116, Attn: Property Management.

                                   ARTICLE II
                                   ----------
                                    PREMISES
                                    --------

     2.1 Tenant leases the Premises from Landlord upon the terms stated herein. Tenant will have the non-exclusive right to use for their intended purpose the areas of the Building designated by Landlord from time to time as common and public space, but shall include, without limitation, such hallways, stairways, elevators, bathrooms, entrances, and accessways as shall be reasonably necessary for the convenient use and enjoyment of the Premises.

     2.2 On the Lease Commencement Date, Tenant shall occupy and shall pay base rent and additional rent on 3,500 s.f. for the first nine months of the Lease Term. Commencing with the tenth calendar month following the Lease Commencement date, Tenant shall occupy and shall pay base rent and additional rent on the entire 7,000 s.f. Premises. Should Tenant require occupancy of greater than 3,500 r.s.f. anytime during the initial 9 months of the Lease Term, Tenant may occupy all or a portion of the entire 7,000 SF Premises, and shall pay Landlord for the additional space at the rate of $4.75/sf NNN.

     2.3 During the initial 5-year term of this Lease, Tenant shall have the Right of First Refusal to Lease the space designated as "I" on Exhibit A. Tenant shall have ten (10) business days after written notice from Landlord to enter into a lease amendment on the same terms as set forth in a bona fide offer made by a third party to Landlord to lease all or any portion of the space designated as "I" on Exhibit A, which offer Landlord is willing to accept, except that (i) the termination date as to Tenant's leasing of such space shall be November 30, 1998 unless Tenant elects earlier termination in accordance with this Agreement, and (ii) the improvements included in the business terms being matched may be modified by mutual agreement to the extent appropriate to reflect the lease term for Tenant and its intended use of the space to the extent different from the term and use


                                        l
contemplated by the third party offer. If Tenant does not enter into a lease amendment during said ten (10) day period, Landlord shall be free to lease said space to such third party, and if Landlord enters into a lease with a third party, Tenant's right of first refusal shall be null and void, except as otherwise herein provided. If Landlord does not enter into such a lease with a third party on any portion of the space designated as "I" on Exhibit A, Tenant's Right of First Refusal shall be reinstated with respect to the unleased portion of the space designated as "I" on Exhibit A. Tenant's Right of First Refusal to Lease shall be in force until an occurrence of an Event of Default by Tenant that has not been cured per Section 19.

                                   ARTICLE III
                                   -----------
                                      TERM
                                      ----

     3.1 The terms and conditions of this Lease shall be effective from the date of execution of this Lease by Landlord and Tenant. The Lease Term shall commence on the Lease Commencement Date specified in Section 3.2 hereinbelow. If the Lease Commencement Date is not the first day of a month, then the Lease Term shall be the period set forth in Section 1.4 hereinabove plus the partial month in which the Lease Commencement Date occurs. The Lease Term shall also include any properly exercised renewal or extension of the term of this Lease.

     3.2 (a) The Lease Commencement Date shall be seven days after the issuance of a Certificate of Occupancy by the Town of Littleton.

     3.3 Lease Year shall mean a period of twelve (12) consecutive months commencing on the Lease Commencement Date and each successive twelve (12) month period thereafter; provided, however, that if the Lease Commencement Date is not the first day of a month, then the second Lease Year shall commence on the first day of the month in which the first anniversary of the Lease Commencement Date occurs.

     3.4 Tenant shall have the Right to Terminate this Lease (without liability except as set forth below) effective anytime after the date two (2) years after the Term Commencement Date, provided Tenant notifies Landlord in writing of such Termination six months in advance. In the event of such Termination, Tenant shall pay a Termination Fee equal to $23,500 on the date two
(2) years after the Term Commencement Date, said amount to be reduced on a monthly amortized basis over the remainder of the Term should Tenants termination occur at a later date. Tenant's Right to Terminate shall be in force until the occurrence of an Event of Default by Tenant that has not been cured per Section 19.


                                   ARTICLE IV
                                   ----------
                                    BASE RENT
                                    ---------

     4.1 During each Lease Year during the Lease Term, Tenant shall pay to Landlord as annual base rent for the Premises, without set-off, deduction or demand, the Base Rent. The Base Rent shall be divided into twelve (12) equal monthly installments and each such monthly installment shall be due and payable in advance on the first day of each month during each Lease Year. Concurrently with Tenant's execution of this Lease, Tenant shall pay an amount equal to one
(1) monthly installment of the Base Rent payable during the first Lease Year, which amount shall be credited toward the first monthly installment of the Base Rent due and payable hereunder. If the Lease Commencement Date is not the first day of a month, then the Base Rent from the Lease Commencement Date until the first day of the following month shall be prorated on a per diem basis at the rate of one-thirtieth (1/30) of the monthly installment of the Base Rent payable during the first Lease Year, and Tenant shall pay such prorated installment in advance on the Lease Commencement Date.

     4.2 Tenant shall also pay Landlord monthly for separately metered electric service for lights and outlets furnished by Landlord to the Leased Premises.

     4.3 All sums payable by Tenant shall be paid to Landlord in legal tender of the United States, at the address to which notices to Landlord are to be given or to such other party or such other address as Landlord may designate in writing. Landlord's acceptance of rent after it shall have become due and payable shall not execute a delay upon subsequent occasions nor constitute a waiver of fights, not withstanding any endorsement or restriction that Tenant may include with such payment. If Tenant shall have been in default hereunder, Landlord may at any time thereafter require that Base Rent and additional rent due hereunder be paid by certified check.

                                    ARTICLE V
                                    ---------
                                OPERATING CHARGES
                                -----------------

     5.1 Tenant shall pay as additional rent to Landlord, Tenant's Proportionate Share (as defined in Section 1.3 hereinabove) of the amount by which Operating Charges (as defined in Section 5.2 hereinbelow) during each calendar year falling entirely or partly within the Lease Term exceed a base amount (the "Operating Charges Base Amount") equal to the actual Operating Charges for the calendar year 1994. Tenant's Proportionate Share is that percentage which is equal to a fraction, the numerator of which is the number of square feet of rentable area in the Premises, and the denominator of which is the number of square feet of rentable area in the Building, excluding the number of square feet of rentable area of any storage, roof or garage space, provided that during the first nine months of the term the number of square feet of rentable area in the Premises shall be based upon the number of square feet occupied by Tenant, and Tenant's proportionate share for said period shall be calculated accordingly.

     5.2 Operating Charges shall mean all costs and expenses incurred by Landlord in the operation of the Building and the Land, including, but not limited to: (a) electricity, including Tenant's pro rate share of HVAC electricity to its Premises, water, sewer, power, natural gas, fuel oil and other utility charges (including surcharges and connection fees); (b) insurance premiums; (c) management fees and personnel costs, not to exceed such fees and costs commonly charged for similar buildings in Littleton, Massachusetts; (d) costs of service, security and maintenance contracts; (e) maintenance, redecoration and repair expenses; (f) depreciation for capital expenditures made by Landlord to reduce operating expenses if Landlord reasonably estimates that the annual reduction in operating expenses equals or exceeds such depreciation;
(g) Real Estate Taxes (as defined in Section 5.3); (h) charges for janitorial, cleaning, security, window cleaning, and snow and trash removal services; (i) any business, professional and occupational license tax payable by Landlord with respect to the Building; (j) reasonable reserves for replacements, repairs and contingencies; (k) any cost or expense incurred by Landlord in connection with providing (directly or indirectly) transportation assistance or service to or from the Building or in administering any transportation management program required by any governmental agency or instrumentality; (l) auditing and accounting fees; (m) legal and other professional fees; and (n) any other expense incurred by Landlord in owning, maintaining, repairing or operating the Building. Notwithstanding any of the foregoing, Landlord's Operating Charges shall not include (i) expenses of a capital nature (whether for improvements, replacements or restoration), (ii) principal or interest payments on any mortgage, deed of trust, or ground lease, (iii) amounts charged for services rendered to other tenant and not to Tenant, (iv) expenses for labor or personnel to the extent not employed with respect to the Building and/or the Land, (v) any charge for Landlord's overhead or service charge of any nature by Landlord, (vi) legal fees incurred unless incurred in connection with the common areas or for the benefit of the Building and/or Land as a whole, or (vii) broker's fees or leasing commissions in connection with the leasing of the Building; and nothing herein shall permit Landlord to make a profit by reason of Landlord's Operating Charges. Operating Charges shall also not include: principal or interest payments on any mortgage, deed of trust or ground lease; leasing commissions; depreciation of the Building (except as specified above); and the costs of special services or utilities separately charged to and paid for by particular tenants of the Building.

     5.3 Real Estate Taxes shall mean (a) all real estate taxes, including general and special assessments, ordinary and extraordinary, foreseen and unforeseen, which are imposed or levied upon Landlord or assessed against the Building and/or the Land or Landlord's personal property used in connection therewith, (b) any other present or future taxes or governmental charges that are imposed upon Landlord or assessed against the Building or the Land which are in the nature of or in substitution for real estate taxes, including any tax levied on or measured by the rents payable by tenants of the Building, and (c) all expenses (including attorney's fees) incurred in reviewing or seeking a reduction of any real estate taxes. Real Estate Taxes shall not include income taxes or estate or inheritance taxes.

     5.4 At the beginning of the Lease Term and at the beginning of each calendar year thereafter, Landlord may submit a statement setting forth the amount by which Operating Charges that Landlord reasonably expects to be incurred during each calendar year exceed the Operating Charges Base Amount and Tenant's Proportionate Share of such excess. Tenant shall pay to Landlord on the first day of each month after receipt of such statement, until Tenant's receipt of any succeeding statement, an amount equal to one-twelfth (1/12) of the total estimated amount payable by Tenant as set forth in such statement.

     5.5 Within approximately one hundred twenty (120) days after the end of each calendar year, Landlord shall submit a statement showing (a) Tenant's Proportionate Share of the amount by which Operating Charges incurred during the preceding calendar year exceeded the Operating Charges Base Amount, and (b) the aggregate amount of Tenant's estimated payments during such year. Tenant may request to review Landlord's records used to compile such statement. If such statement indicates that the aggregate amount of such estimated payments exceeds Tenant's actual liability, then the excess shall be credited to Tenant. If such statement indicates that Tenant's actual liability exceeds the aggregate amount of such estimated payments, then Tenant shall pay the amount of such excess within thirty (30) days after receipt of such statement. If Tenant does not notify Landlord in writing of any objection to such statement within thirty (30) days after receipt, then Tenant shall be deemed to have waived such objection. If Tenant objects to anything contained in such statement, Tenant may, after paying the amount set forth in such statement, notify Landlord in writing of its objections. Landlord shall review such objections and furnish to Tenant reasonable documentation of the specific items of expense to which Tenant has objected in writing. Landlord agrees to retain such records for a minimum of one year subsequent to the end of each calendar year.

     5.6 If the Lease Term commences or expires on a day other than the first day or the last day of a calendar year, respectively, then Tenant's liability for Operating Charges incurred during such year shall be proportionately reduced.

                                   ARTICLE VI
                                   ----------
                                 USE OF PREMISES
                                 ---------------

     6.1 Tenant shall use the Premises solely for general office purposes including, without implied limitation, for a software development company and all uses appurtenant thereto and for no other use or purpose. Tenant shall not use the Premises for any unlawful purpose or in any manner that in Landlord's reasonable opinion will constitute waste, nuisance or unreasonable annoyance to Landlord or any tenant of the Building.

Tenant shall comply at its expense with all present and future laws, ordinances, regulations and orders (including, without limitation, any regulation requiring the sorting or separation of refuse and trash) concerning the use, occupancy and condition of the Premises and all machinery, equipment and furnishings therein. If any such law, ordinance, regulation or order requires an occupancy or use permit for the Premises, then Tenant shall obtain and keep current such permit at Tenant's expense and promptly deliver a copy thereof to Landlord. Use of the Premises is subject to all covenants, conditions and restrictions of record. To the best of Landlord's knowledge, there are no matters of record with respect to the Property's Title which would adversely affect Tenant's use as described in Sections 2.1 and 6.1 of this lease.

     6.2 Tenant shall pay before delinquency any business, rent or other tax or fee that is now or hereafter assessed or imposed upon Tenant's use or occupancy of the Premises, the conduct of Tenant's business in the Premises or Tenant's equipment, fixtures, furnishings, inventory or personal property. If any such tax or fee is enacted or altered so that such tax or fee is imposed upon Landlord or so that Landlord is responsible for collection or payment thereof, then Tenant shall pay the amount of such tax or fee within ten (10) days after Landlord's demand therefore.

     6.3 Tenant shall not in the Building and/or the Premises generate, store, handle, release, discharge, or otherwise deal with any material classified as "hazardous material" for purposes of the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended from time to time (CERCLA) or the Resource Conservation and Recovery Act of 1976, as amended from time to time (RCRA), or any similar or related federal, state or local statutes, rules, regulations or ordinances. Without limiting the generality of the foregoing, Tenant expressly covenants and agrees that it shall not, nor shall it permit anyone to:

(A) Use asbestos or any asbestos-containing materials in the Premises or in the Building.

(B) Use any liquid-filled transformers in the Premises or in the Building, unless consented to by Landlord in writing and confirmed by an outside authoritative source to be free of polychlorinated biphenyls (PCB's);

(C) Install any underground storage tanks, unless consented to by Landlord in writing and specifically approved and certified to be in compliance with applicable code requirements;

(D) Store any opened containers of combustible products, such as cleaning solvents, in other than metal containers and cabinets approved by the Landlord in writing.

Tenant shall protect, indemnify, and save Landlord and its officers, agents, servants and employees harmless from and against any and all obligations, liabilities, costs, damages, claims and expenses of whatsoever nature arising from or in connection with any violation of this paragraph by Tenant.

It is not the intent of this Section 6 to prevent Tenant from storing or using reasonable quantities of chemicals typically found in office/R&D facilities for the purpose of cleaning the Premises or conducting normal day-to-day operations.

                                   ARTICLE VII
                                   -----------
                            ASSIGNMENT AND SUBLETTING
                            -------------------------

     7.1 Tenant shall not assign this Lease or any of Tenant's rights or obligations hereunder, or sublet or permit anyone to occupy the Premises or any part thereof, without (a) the prior written consent of Landlord, which consent shall not be unreasonably withheld or delayed. No assignment or transfer of this Lease may be effected by operation of law or otherwise without Landlord's prior written consent. Any assignment, subletting or occupancy, Landlord's consent thereto or Landlord's collection or acceptance of rent from any assignee, subtenant or occupant, shall not be construed as a waiver or release of Tenant from liability hereunder (it being understood that Tenant shall at all times remain primarily liable as a principal and not as a guarantor or a surety) and shall not be construed as relieving Tenant or any assignee, subtenant or occupant from the obligation of obtaining Landlord's prior written consent to any subsequent assignment, subletting or occupancy. Tenant assigns to Landlord any sum due from any assignee, subtenant or occupant of Tenant as security for Tenant's performance of its obligations pursuant to this Lease. Tenant authorizes each such assignee, subtenant or occupant to pay such sum directly to Landlord if such assignee, subtenant or occupant receives written notice from Landlord specifying that such rent shall be paid directly to Landlord. Landlord's collection of such rent shall not be construed as an acceptance of such assignee, subtenant or occupant as a tenant nor a waiver of any default hereunder by Tenant. All restrictions and obligations imposed pursuant to this Lease on Tenant or the use and occupancy of the Premises shall be deemed to extend to any subtenant, assignee or occupant of Tenant, and Tenant shall cause such persons to comply with all such restrictions and obligations. Tenant shall not mortgage or hypothecate this Lease without Landlord's written consent, which consent shall not be unreasonably withheld or delayed. Tenant shall pay the expenses (including attorney's fees and hourly fees for Landlord's employees and agents) incurred by Landlord in connection with reviewing Tenant's request for Landlord to give its consent to any assignment, subletting, occupancy or mortgage, not to exceed $250.00 in any one instance.

     7.2 If Tenant is a partnership, then any dissolution of Tenant or a withdrawal or change, whether voluntary, involuntary or by operation of law, of partners owning a controlling interest in Tenant shall be deemed a voluntary assignment of this Lease. Notwithstanding anything in this Lease to the contrary:

            A. Tenant shall have the right to assign this Lease or to sublet the entire Premises, whether expressly or by operation of law (including without limitation by merger, consolidation, reorganization or the like) without the requirement of Landlord's consent, as follows:

                 1. To any corporation or entity which is a parent, subsidiary or affiliate of Tenant;

                 2. To any corporation or entity resulting from a merger or consolidation, or the formation of a joint venture or partnership;

                 3. By a transfer of stock in Tenant, whether or not a controlling interest.

     7.3 If Tenant wants to assign, sublet or otherwise transfer all or part of the Premises or this Lease, then Tenant shall give Landlord written notice ("Tenant's Request Notice") of the identity of the proposed assignee or subtenant and its business, all terms of the proposed assignment or subletting, the commencement date of the proposed assignment or subletting (the "Proposed Sublease Commencement Date"), the area proposed to be assigned or sublet (the "Proposed Sublet Space") and such other information as Landlord may reasonably request. Tenant shall also transmit therewith the most recent financial statement or other evidence of financial responsibility of such assignee or subtenant and a certification executed by Tenant and such proposed assignee or subtenant stating whether any premium or other consideration is being paid for the proposed assignment or sublease.

     7.4 Landlord shall have the right in its sole and absolute discretion to terminate this Lease with respect to the Proposed Sublet Space by sending Tenant written notice within forty-five (45) days after Landlord's receipt of Tenant's Request Notice. If the Proposed Sublet Space does not constitute the entire Premises and Landlord elects to terminate this Lease with respect to the Proposed Sublet Space, then (a) Tenant shall tender the Proposed Sublet Space to Landlord on the Proposed Sublease Commencement Date as if the Proposed Sublease Commencement Date had been originally set forth in this Lease as the expiration date of the Lease Term with respect to the Proposed Sublet Space, and (b) as to all portions of the Premises other than the Proposed Sublet Space, this Lease shall remain in full force and effect except that additional rent payable pursuant to Article V and the Base Rent shall be reduced proportionately. Tenant shall pay all expenses of construction required to permit the operation of the Proposed Sublet Space separate from the balance of the Premises. If the Proposed Sublet Space constitutes the entire Premises and Landlord elects to terminate this Lease, then (1) Tenant shall tender the Premises to Landlord on the Proposed Sublease Commencement Date, and (2) the Lease Term shall terminate on the Proposed Sublease Commencement Date, and Tenant shall have no further obligation hereunder other than for rent applicable to the period prior to the date of termination.

     7.5 If any sublease, assignment or other transfer (whether by operation of law or otherwise) provides that the subtenant, assignee or other transferee (or any affiliate thereof) other than as set forth in Section 7.2 above, is to pay any amount in excess of the rent and other charges due under this Lease, then, whether such excess be in the form of an increased rental, lump sum payment, payment for the sale or lease of fixtures or other leasehold improvements or any other form (and if applicable space does not constitute the entire Premises, the amount and existence of such excess shall be determined on a pro rata basis), Tenant shall pay to Landlord seventy percent (70%) of any such excess upon such terms as shall be specified by Landlord and in no event later than ten (10) days after Tenant's receipt thereof. Tenant shall in all events diligently pursue the collection of all amounts owed by any subtenant, assignee or other transferee. Landlord shall have the right to inspect and audit Tenant's books and records relating to any sublease, assignment or other transfer. Any sublease, assignment or other transfer shall be effected on forms supplied or approved by Landlord.

                                  ARTICLE VIII
                                  ------------
                             MAINTENANCE AND REPAIRS
                             -----------------------

     8.1 Tenant shall keep and maintain the Premises and all fixtures and equipment located therein in clean, safe and sanitary condition and in compliance with all legal requirements, shall take good care thereof and make all repairs thereto, shall suffer no waste or injury thereto, and at the expiration or earlier termination of the Lease Term, shall surrender the Premises in the same order and condition in which they were on the Lease Commencement Date (ordinary wear and tear consistent with the permitted use hereunder excepted). All material injury, breakage and damage to the Premises and to any other part of the Building or the Land caused by any act or omission of any invitee, agent, employee, subtenant, assignee, contractor, client, family member, licensee, customer or guest of Tenant (collectively "Invitee") or Tenant, shall be repaired or replaced (as applicable) by and at Tenant's expense, except that Landlord shall have the right at Landlord's option to make any such repair or replacement and to charge Tenant for all reasonable costs and expenses incurred in connection therewith.

     8.2 (a) Landlord shall keep the exterior walls, lead bearing elements, foundations, pipes and conduits, roof and common areas that form a part of the Building, and the building standard mechanical, electrical, HVAC and plumbing systems that are provided by Landlord in the operation of the Building, clean and in good operating condition and, subject to Section 8.1, shall make all required repairs thereto.

            (b) Notwithstanding any of the foregoing to the contrary, maintenance and repair of special tenant areas, facilities, finishes and equipment (including, but not limited to, any special fire protection equipment, telecommunications and computer equipment, kitchen/galley/coffee equipment, air conditioning equipment serving the Premises only and all other furniture, finishings and equipment of Tenant and any Alterations (as hereinafter defined) made by Tenant) shall be the sole responsibility of Tenant. Moreover, Landlord shall have the right to require Tenant, at Tenant's sole expense, to enter into maintenance contracts with duly qualified contractors satisfactory to Landlord in all respects providing for good, workmanlike, first-class and prompt maintenance and repair of such areas, facilities, finishes, equipment and Alterations as may be designated by Landlord in its sole and absolute discretion.

                                   ARTICLE IX
                                   ----------
                                   ALTERATIONS
                                   -----------

     9.1 The initial improvement of the Premises shall be accomplished by Landlord in accordance with Exhibit B. Landlord is under no obligation to make any alterations, additions, improvements, demolitions or other changes (collectively "Alterations") in or to the Premises except as set forth in Exhibit B.

     9.2 Tenant shall not make or permit anyone to make any structural alterations, additions, improvements, or demolitions costing in excess of $5,000 per occurrence in or to the Premises or the Building without Landlord's prior written consent, which consent shall not be unreasonably withheld or delayed. Any Alteration which Landlord permits Tenant to make shall be made: (a) in a good, workmanlike, first-class and prompt manner; (b) using new materials only;
(c) by a contractor and in accordance with plans and specifications approved in writing by Landlord; (d) in accordance with legal requirements (including, without limitation, the Americans With Disabilities Act) and requirements of any insurance company insuring the Building; (e) after obtaining any required consent of the holder(s) of any Mortgage; (f) after obtaining a workmen's compensation insurance policy approved in writing by Landlord; (g) after delivering to Landlord written, unconditional waivers of mechanics' and materialmen's liens against the Premises, the Building and the Land from all proposed contractors, subcontractors, laborers and material suppliers for all work and materials in connection with such Alteration and (h) in compliance with such other requirements as Landlord might impose. If any lien (or a petition to establish a lien) is filed in connection with any Alteration, then such lien (or petition) shall be discharged by Tenant at Tenant's expense within ten (10) days thereafter by the payment thereof or filing of a bond acceptable to Landlord. Landlord's consent to the making of an Alteration shall be deemed not to constitute Landlord's consent to subject its interest in the Premises or the Building or the Land to liens which may be filed in connection therewith.

     9.3 If any Alteration is made without Landlord's prior written consent, then Landlord shall have the right, in addition to exercising all other available remedies, at Tenant's expense to remove and correct such Alteration and restore the Premises and the Building to their condition immediately prior thereto or to require Tenant to do the same. Unless Landlord elects otherwise pursuant to this Section 9.3, all Alterations to the Premises or the Building made by either party shall immediately become Landlord's property (provided, however, that during the Lease Term Tenant shall retain an insurable interest in such Alterations) and shall remain upon and be surrendered with the Premises at the expiration or earlier termination of the Lease Term; provided, however, that if Tenant is not in default under this Lease, then Tenant shall have the right to remove, prior to the expiration or earlier termination of the Lease Term, all movable furniture, furnishings and trade fixtures installed in the Premises solely at Tenant's expense. Notwithstanding anything of the foregoing to the contrary in this Section 9.3, Tenant shall also be required to remove all Alterations to the Premises or the Building and all non-trade fixtures and equipment which Landlord designates in writing for removal (which designation shall be provided to Tenant prior to the expiration or earlier termination of the Lease Term) and Tenant shall be required to remove all telephone and data cabling installed by or on behalf of Tenant (collectively, "Cabling"). Landlord shall have the right to repair or replace at Tenant's expense all damage to the Premises or the Building caused by any such removal or to require Tenant to do the same. If any such furniture, furnishing or trade fixture is not removed by Tenant upon or prior to the expiration or earlier termination of the Lease Term, then the same shall, at Landlord's option, become Landlord's property and shall be surrendered with the Premises as a part thereof; provided, however, that Landlord shall have the right to remove from the Premises at Tenant's expense such furniture, furnishing or trade fixture and any Alteration, non-trade fixture or equipment (which Landlord designates in writing for removal) and any Cabling.


                                    ARTICLE X
                                    ---------
                                      SIGNS
                                      -----

     10.1 Landlord will list Tenant's name on the Building directory, if any, and provide building standard signage near one suite entry door. Tenant shall not paint, affix or otherwise display on any part of the exterior or interior of the Building (or any part of the Premises which is visible from outside the Premises) any other sign, advertisement or notice. If any such item that has not been approved by Landlord is so displayed, then Landlord shall have the right to remove such item at Tenant's expense or to require Tenant to do the same.

     10.2 Except by United States mail, Tenant shall not distribute any advertisements or notices within the Complex. Landlord reserves the right to prohibit any advertisement which in Landlord's opinion tends to impair the reputation or desirability of the Building or the Complex.

                                   ARTICLE XI
                                   ----------
                                SECURITY DEPOSIT
                                ----------------

     11.1 Concurrently with Tenant's execution of this Lease, Tenant shall deposit with Landlord the Security Deposit to secure Tenant's full and faithful performance of all the obligations herein set forth. Landlord shall not be required to pay interest on the Security Deposit or to maintain the Security Deposit in a separate account. If any sum payable by Tenant to Landlord shall be due and unpaid, or if Landlord makes any payments on behalf of Tenant, or if Landlord suffers any loss, cost or expense as a result of Tenant's non-performance of any obligation or covenant herein, then Landlord, at its option and without limiting any other remedy, may use and apply any part of the Security Deposit to compensate Landlord for the payments not made or the loss, cost or expense suffered by Landlord. Within thirty (30) days after written notice of Landlord's use of the Security Deposit, Tenant shall deposit with Landlord cash in an amount sufficient to restore the Security Deposit to its prior amount. Within approximately ninety (90) days after the later of (a) the expiration or earlier termination of the Lease Term, or (b) Tenant's vacating the Premises, Landlord shall return the Security Deposit less such portion thereof as Landlord may have used to satisfy Tenant's obligations and less such other sums as Landlord reasonably expects to be due from Tenant. If Landlord transfers the Security Deposit to a transferee of the Building or Landlord's interest therein, then such transferee (and not Landlord) shall be liable for its return. The holder of any Mortgage shall not be liable for the return of the Security Deposit unless such holder actually receives the Security Deposit. Tenant shall not transfer or assign the Security Deposit or any interest therein without Landlord's prior written consent, which consent Landlord may withhold in its sole and absolute discretion.

                                   ARTICLE XII
                                   -----------
                                  HOLDING OVER
                                  ------------

     12.1 Tenant acknowledges that it is extremely important that Landlord have substantial advance notice of the date on which Tenant will vacate the Premises, because Landlord will (a) require an extensive period to locate a replacement tenant, and (b) plan its entire leasing and renovation program for the Building in reliance on its lease expiration dates. Tenant also acknowledges that if Tenant fails to surrender the Premises at the expiration or earlier termination of the Lease Term, then it will be conclusively presumed that the value to Tenant of remaining in possession, and the loss that will be suffered by Landlord as a result thereof, far exceed the Base Rent and additional rent that would have been payable had the Lease Term continued during such holdover period. Therefore, if Tenant does not immediately surrender the Premises upon the expiration or earlier termination of the Lease Term, then the rent shall be increased to equal the greater of (1) one and one-half times the fair market rent for the Premises, or (2) one and one-half (1 1/2) the Base Rent, additional rent and other sums that would have been payable pursuant to the provisions of this Lease if the Lease Term had continued during such holdover period. Such rent shall be computed on a monthly basis and shall be payable on the first day of such holdover period and the first day of each calendar month thereafter during such holdover period until the Premises have been vacated. Landlord's acceptance of such rent shall not in any manner adversely affect Landlord's other rights and remedies, including Landlord's right to evict Tenant and to recover damages. Tenant agrees to hold Landlord harmless from and against all loss and damages, direct and consequential, which Landlord may suffer or incur in connection with claims by other parties against Landlord arising out of the holding over by Tenant, including, without limitation, reasonable attorney's fees which may be incurred by Landlord in defense of such claims. Except as otherwise specifically provided in this Article, all terms of this Lease shall remain in full force and effect during such holdover period.

                                  ARTICLE XIII
                                  ------------
                                   INSURANCE
                                   ---------

     13.1 Tenant shall not conduct any activity or place any item in or about the Building which may increase the rate of any insurance on the Building. If any increase in the rate of such insurance is due to any such activity or item, then (whether or not Landlord has consented to such activity or item and without waiving Landlord's right to require such activities to cease) Tenant shall pay the amount of such increase. The statement of any insurance company or insurance rating organization (or other organization exercising similar functions in connection with the prevention of fires or the correction of hazardous conditions) that such an increase is due to any such activity or item shall be conclusive evidence thereof.

     13.2 Tenant shall maintain throughout the Lease Term with a company licensed to do business in the jurisdiction in which the Building is located, approved by Landlord and having a rating equal to or exceeding A:11 in Best's Insurance Guide (a) broad form comprehensive general liability insurance (written on an occurrence basis and including contractual liability coverage insuring the obligations assumed by Tenant pursuant to Section 15.2 and an endorsement for personal injury), (b) all-risk property insurance. Such liability insurance shall be in minimum amounts typically carried by prudent tenants engaged in similar operations, but in no event shall be in an amount less than one million dollars ($1,000,000) combined single limit per occurrence, and two million dollars ($2,000,000) in the aggregate. Such property insurance shall be in an amount not less than that required to replace all Alterations and all other contents of the Premises, excluding only the work and materials considered to be building standard finishes. All such insurance shall name Landlord as additional named insured; contain an endorsement that such insurance shall remain in full force and effect regardless of whether Tenant has waived any claim against the Landlord, under this Lease, or any other person; provide that the insurer waives all right of recovery by way of subrogation against Landlord, its agents and employees; and contain an endorsement prohibiting cancellation, failure to renew, reduction in amount of insurance or change of coverage as to the interests of Landlord by reason of any act or omission of Tenant without the insurer's giving Landlord thirty (30) days prior written notice of such action. Landlord reserves the right from time to time to require Tenant to obtain higher minimum amounts or different types of insurance, but only such insurance as is commonly required by owners of similar properties for similar tenants located in the Town of Littleton, Massachusetts. Tenant shall deliver a certificate of such insurance and receipts evidencing payment of the premium for such insurance to Landlord on or before the Lease Commencement Date and at least annually thereafter.

     13.3 Landlord shall maintain fire insurance with extended coverage insuring the base Building (but not any Alterations or any personal property or other property of any tenant, including Tenant) in an amount not less than ninety percent (90%) of replacement cost.

     13.4 Landlord and Tenant hereby waive and release any rights and claims each may have against the other on account of any loss or damage occasioned to Landlord or Tenant, as the case may be, their respective property, the Premises, the Building, its contents or improvements to the extent covered by insurance, carried or required to be carried under the terms of this Lease. Landlord and Tenant each, on behalf of their respective insurance companies insuring hereby waive any right of subrogation that it might have against Landlord or Tenant, as the case may be, to the maximum extent permitted by law.

                                   ARTICLE XIV
                                   -----------
                             SERVICES AND UTILITIES
                             ----------------------

     14.1 Landlord will furnish to the Premises heating, ventilation and air conditioning ("HVAC") during the seasons they are required in Landlord's reasonable judgment. Landlord shall not be liable for any failure to maintain comfortable atmosphere conditions in all or any portion of the Premises due to excessive heat generated by any equipment or machinery installed by Tenant (with or without Landlord's consent) or due to any impact that Tenant's furniture, equipment, machinery or millwork may have upon the delivery of HVAC to the Premises. For purposes of this Section 14.1, excessive heat shall be deemed to result from (a) the installation of machinery or equipment, other than normal office machinery and equipment, in an area not engineered for such office machinery and equipment, or (b) the installation and concurrent operation of a number of normal office machines or pieces of equipment in an area not engineered for such a concentration. For example, a typical office will provide comfortable temperatures for its occupant when a normal personal computer is installed and operated in that office, but it may not do so if an unusually large computer or a number of smaller computers are installed and operated in that office. Landlord shall not be liable for its failure to maintain comfortable atmosphere conditions due to an occupancy lead of more than one person per one hundred and fifty (150) square feet. Landlord will provide: standard janitorial service on Monday through Friday only (excluding legal public holidays celebrated by the federal government); electricity; water; elevator service; and exterior window-cleaning service. The normal hours of operation of the Building will be 8:00 a.m. to 6:00 p.m. on Monday through Friday (except such holidays) and such other hours, if any, as Landlord determines. If Tenant requires air conditioning or heat beyond the normal hours of operation, then Landlord will furnish the same, provided Tenant gives Landlord sufficient advance notice of such requirement. Tenant shall pay for such extra service in accordance with Landlord's then-current schedule. Except as otherwise specified herein, Landlord shall not be required to furnish services and utilities during hours other than the normal hours of operation of the Building.

     14.2 Tenant shall promptly reimburse Landlord on demand for the cost of any excess or disproportionate utility usage in or in connection with the Premises (including, but not limited to, water, sewer and chiller usage). Excess and/or disproportionate usage shall be determined by Landlord (in consultation with its mechanical engineer) and pursuant to measurement of such usage by Landlord's energy management system.

     14.3 Landlord reserves the fight to curtail or suspend any utility, service or Building system when necessary or desirable in the reasonable judgment of Landlord, by reason of accident, emergency, repairs, alterations, replacements or improvements or any other reason whatsoever, until such cause has been removed or remedied. In the event of Landlord's failure or inability to furnish any of the utilities or services required to be furnished by Landlord hereunder, Landlord shall not have any liability to Tenant; provided, however, that Landlord shall use good faith efforts to restore such failure or inability so long as such failure or inability is within Landlord's reasonable control, and to avoid whenever reasonably possible, interference with the conduct of Tenant's business on the Premises.

     14.4 If any public utility or governmental body requires Landlord or Tenant to restrict the consumption of any utility or reduce any service to the Premises or the Building, Landlord and Tenant shall comply with such requirements whether or not the utilities and services referred to in this
Article X1V are thereby reduced or otherwise affected, without any abatement, deduction, set-off, rebate or adjustment to the Base Rent or additional rent payable hereunder.

                                   ARTICLE XV
                                   ----------
                              LIABILITY OF LANDLORD
                              ---------------------

     15.1 Landlord, its employees and agents shall not be liable to Tenant, any Invitee or any other person on entity for any damage (including indirect and consequential damage), injury, loss or claim (including claims for the interruption of or loss of business) based on or arising out of any cause whatsoever (except as otherwise provided in this Section), including without limitation the following: repair to any portion of the Premises or the Building; interruption in the use of the Premises or any equipment therein; any accident or damage resulting from any use or operation (by Landlord, Tenant or any other person or entity) of elevators or heating, cooling, electrical, sewerage, or plumbing or mechanical equipment or apparatus; termination of this Lease by reason of damage to the Premises or the Building; fire, robbery, theft, vandalism, mysterious disappearance or any other casualty; actions of any other tenant of the Building or of any other person or entity; failure or inability to furnish any service specified in this Lease; and leakage in any part of the Premises or the Building from water, rain, ice, snow or other cause that may leak into, or flow from, any part of the Premises or the Building or the Land, or from drains, pipes or plumbing fixtures in the Premises or the Building or the Land. If any condition exists which may be the basis of a claim of constructive eviction, then Tenant shall give Landlord written notice thereof and a reasonable opportunity to correct such condition, and in the interim Tenant shall not claim that it has been constructively evicted or is entitled to a rent abatement. Any property placed by Tenant or Invitees in or about the Premises, the Building or the Land shall be at the sole risk of Tenant, and Landlord shall not in any manner be responsible therefor. If any employee of Landlord receives any package or article delivered for Tenant, then such employee shall be acting as Tenant's agent for such purpose and not as Landlord's agent. Notwithstanding the foregoing provisions of this Section, Landlord shall not be released from liability to Tenant for any physical injury to any natural person caused by Landlord's willful misconduct or negligence of the extent such injury is not covered by insurance (a) carried by Tenant or such person, or (b) required by this Lease to be carried by Tenant.

     15.2 Tenant shall reimburse Landlord for, and shall indemnify, defend upon request and hold Landlord, its employees and agents harmless from and against, all costs, damages, claims, liabilities, expenses (including attorney's fees), losses and court costs suffered by or claimed against Landlord, directly or indirectly, based on or arising out of, in whole or in part, (a) use and occupancy of the Premises or the business conducted therein, (b) any act or omission of Tenant or any Invitee, (c) any breach of Tenant's obligations under this Lease, including failure to surrender the Premises upon the expiration or earlier termination of the Lease Term, or (d) any entry by Tenant or any Invitee upon the Land prior to the Lease Commencement Date.

            Landlord shall reimburse Tenant for, and shall indemnify, defend upon request and hold Tenant, its employees and agents harmless from and against all cost, damages, claims, liabilities, expenses (including attorney's fees), losses and court costs suffered by or claimed against Tenant, directly or indirectly, based on or arising out of, in whole or in part, (a) injury, death or property damage occurring in or about the Premises or Building caused by the negligence or willful misconduct of Landlord or (b) any breach of Landlord's obligations under this Lease.

     15.3 If any landlord hereunder transfers the Building or such landlord's interest therein, then such landlord shall not be liable for any obligation or liability based on or arising out of any event or condition occurring after such transfer. Tenant shall attorn to such transferee and, within five (5) days after request, shall execute, acknowledge and deliver any document submitted to Tenant confirming such attornment.

     15.4 Tenant shall not have the right to offset or deduct any amount allegedly owed to Tenant pursuant to any claim against Landlord from any rent or other sum payable to Landlord. Tenant's sole remedy for recovering upon such claim shall be to institute an independent action against Landlord.

     15.5 If Tenant or any Invitee is awarded a money judgment against Landlord, then recourse for satisfaction of such judgment shall be limited to execution against Landlord's estate and interest in the Building and the Land. No other asset of Landlord, any partner, director or office of Landlord (collectively, "Officer") or any other person or entity shall be available to satisfy or subject to such judgment, nor shall any Officer or other person or entity have personal liability for satisfaction of any claim or judgment against Landlord or any Officer.

                                 ARTICLE XVI
                                 -----------
                                    RULES
                                    -----

     16.1 Tenant and Invitees shall observe the rules specified in Exhibit D attached hereto. Tenant and Invitees shall also observe any other reasonable rule that Landlord may promulgate for the operation or maintenance of the Building, provided that notice thereof is given and such rule is not inconsistent with the provisions of this Lease. Landlord shall have no duty to enforce such rules or any provision of any other lease against any other tenant.

                                  ARTICLE XVII
                                  ------------
                              DAMAGE OR DESTRUCTION
                              ---------------------

     17.1 If the Premises or the Building are totally or partially damaged or destroyed thereby rendering the Premises totally or partially untenantable, then Landlord shah repair and restore the Premises (except as hereinafter provided) and the Building to substantially the same condition in which they were in prior to such damage or destruction; provided, however, that if in Landlord's reasonable judgment such repair and restoration cannot be completed within ninety (90) days after the occurrence of such damage or destruction (taking into account the time needed for effecting a satisfactory settlement with any insurance company involved, removal of debris, preparation of plans and issuance of all required governmental permits), then Landlord shall have the right, at its sole option, to terminate this Lease as of the seventy-fifth (75) day after such damage or destruction by giving written notice of termination within forty-five (45) days after the occurrence of such damage or destruction. If the Premises or any part thereof are damaged or destroyed by fire or any other cause, Tenant shall give prompt notice thereof to Landlord. Tenant shall be responsible for any additional expenses incurred in the event that Tenant does not promptly provide such notice. If this Lease is terminated pursuant to this Article, then rent shall be apportioned (based on the portion of the Premises which is usable after such damage or destruction) and paid to the date of termination. If this Lease is not terminated as a result of such damage or destruction, then until such repair and restoration of the Premises are substantially complete, Tenant shall be required to pay the Base Rent and additional rent only for the portion of the Premises that is usable while such repair and restoration are being made; provided, however, that if such damage or destruction was caused by the act or omission of Tenant or any Invitees, then Tenant shall be entitled to a rent reduction only to the extent that Landlord has received loss of rent insurance proceeds. If this Lease is not terminated as a result of such damage or destruction, then Landlord shall bear the expenses of such repair and restoration of the Premises and the Building; provided, however, that if such damage or destruction was caused by the negligence or willful act or omission of Tenant or any Invitee, then Tenant shall pay the amount by which such expenses exceed the insurance proceeds, if any, actually received by Landlord on account of such damage or destruction; and provided further, however, that in no event shall Landlord be required to repair or restore any work and materials not deemed by Landlord to be building standard work and materials, any Alteration previously made by Tenant or any of Tenant's trade fixtures, furnishings, equipment or personal property. Notwithstanding anything herein to the contrary, Landlord shall have the right to terminate this Lease if
(a) the holder of any Mortgage fails or refuses to make such insurance proceeds available for such repair and restoration, (b) zoning or other applicable laws or regulations do not permit such repair and restoration, or (c) the Building is damaged by fire or casualty (whether or not the Premises has been damaged) to such an extent that Landlord decides, in its sole and absolute discretion, not to rebuild or reconstruct the Building. Notwithstanding anything contained herein to the contrary, if Landlord shall not elect to terminate this Lease as set forth above, then Landlord shall so restore the Premises and the Building within one hundred and twenty (120) days after the occurrence of such damage or destruction, and if Landlord shall so fail to restore, Tenant shall have the right to terminate this Lease upon ten (10) days prior written notice to Landlord.


                                  ARTICLE XVIII
                                  -------------
                                  CONDEMNATION
                                  ------------

     18.1 If one-third or more of the Premises or occupancy thereof shall be taken or condemned by any governmental or quasi-governmental authority for any public or quasi-public use or purpose or sold under threat of such a taking or condemnation (collectively, "condemned"), then this Lease shall terminate on the date title vests in such authority and rent shall be apportioned as of such date. If less than one-third of the Premises or occupancy thereof is condemned, then this Lease shall continue in full force and effect as to the part of the Premises not condemned, except that as of the date title vests in such authority Tenant shall not be required to pay the Base Rent and additional rent with respect to the part of the Premises condemned, and rent shall abate to the extent which Tenant is unable to use the Premises during any demolition or reconstruction of the Building. Notwithstanding anything contained herein to the contrary, Landlord shall promptly restore the Premises remaining after such taking, and if Landlord shall fail to complete such restoration within one hundred and twenty (120) days after such taking, Tenant shall have the right to terminate this Lease upon ten (10) days prior written notice to Landlord. Notwithstanding anything herein to the contrary, if any portion of the Land or the Building is condemned, and the nature, location or extent of such condemnation is such that Landlord elects, in its sole and absolute discretion, to demolish the Building (in whole or in part), then Landlord may terminate this Lease by giving sixty (60) days prior written notice of such termination to Tenant at any time after such condemnation and this Lease shall terminate on the date specified in such notice and rent shall be adjusted to such date.

     18.2 All awards, damages and other compensation paid by such authority on account of such condemnation shall belong to Landlord, and Tenant assigns to Landlord all rights to such awards, damages and compensation. Tenant shall not make any claim against Landlord or the authority for any portion of such award, damages or compensation attributable to damage to the Premises, value of the unexpired portion of the Lease Term, loss of profits or goodwill, leasehold improvements or severance damages. Nothing contained herein, however, shall prevent Tenant from pursuing a separate claim against the authority for the value of furnishings and trade fixtures installed in the Premises at Tenant's expense and for relocation expenses, provided that such claim is stated separately from any award to Landlord and provided further that such claim shall in no way diminish the award, damages or compensation otherwise payable to Landlord in connection with such condemnation.

                                   ARTICLE XIX
                                     DEFAULT

     19.1 An Event of Default is any one or more of the following: (a) Tenant's failure to make when due any payment of the Base Rent, additional rent or other sum due hereunder, within ten (10) days after notice of such failure from Landlord; (b) Tenant's failure to perform or observe any other term, covenant or condition hereof, within thirty (30) days after notice thereof from Landlord, or if such failure may not reasonably be cured within said thirty (30) day period, then for such further period as may be reasonably required so long as such cure is commenced within said thirty (30) day period, and is thereafter diligently prosecuted to completion; (c) Tenant's failure to occupy continuously the Premises for two (2) consecutive months; (d) an Event of Bankruptcy as specified in Article XX; or (e) Tenant's dissolution or liquidation. Landlord notice as required per subsections (a) and (b) per this section shall be limited to two times per year. Thereafter, Landlord shall not be obligated to provide Tenant with notice of default.

     19.2 If there shall be an Event of Default, including an Event of Default prior to the Lease Commencement Date, then the provisions of this Section shall apply. Landlord shall have the right, at its sole option, to terminate this Lease. In addition, with or without terminating this Lease, Landlord may re-enter, terminate Tenant's right of possession and take possession of the Premises. The provisions of this Article shall operate as a notice to quit, any other notice to quit or of Landlord's intention to re-enter the Premises being expressly waived. If necessary, Landlord may proceed to recover possession of the Premises under applicable laws, by such other proceedings, including re-entry and possession, or by using such force as may be necessary. If Landlord elects to terminate this Lease and/or elects to terminate Tenant's right of possession, then everything in this Lease to be done by Landlord shall cease, without prejudice, however, to Tenant's liability for all rent and other sums due hereunder. Landlord may relet the Premises or any part thereof, alone or together with other premises, for such term(s) (which may extend beyond the date on which the Lease Term would have expired but for Tenant's default) and on such terms and conditions (which may include concessions or free rent and alterations of the Premises) as Landlord, in its sole discretion, may determine, but Landlord shall not be liable for, nor shall Tenant's obligations be diminished by reason of, Landlord's failure to relet the Premises or collect any rent due upon such reletting. If Landlord relets the Premises and collects rent in excess of the Base Rent and additional rent owed by Tenant hereunder, Landlord shall be entitled to retain any such excess and Tenant shall not be entitled to a credit therefor. Whether or not this Lease is terminated, Tenant nevertheless shall remain liable for the Base Rent, additional rent and damages which may be due or sustained, and all costs, fees and expenses (including without limitation, reasonable attorney's fees, brokerage fees and expenses incurred in placing the Premises in building standard rentable condition) incurred by Landlord in pursuit of its remedies and in renting the Premises to others from time to time. Tenant shall be liable for all rent that would have applied to any period of occupancy of the Premises (whether or not any such period has elapsed) for which Tenant was hereunder granted occupancy without any obligation to pay such rent (if any). Tenant shall also be liable for additional damages which at Landlord's election shall be either: (a) an amount equal to the Base Rent and additional rent which would have become due during the remainder of the Lease Term, less the amount of rental, if any, which Landlord receives during such period from others to whom the Premises may be rented (other than any additional rent payable as a result of any failure of such other person to perform any of its obligations), in which case such damages shall be computed and payable in monthly installments, in advance, on the first day of each calendar month following Tenant's default and continuing until the date on which the Lease Term would have expired but for Tenant's default provided, however, that separate suits may be brought to collect any such damages for any month(s), and such suits shall not in any manner prejudice Landlord's right to collect any such damages for any subsequent month(s), or Landlord may defer any such suit until after the expiration of the Lease Term, in which event such suit shall be deemed not to have accrued until the expiration of the Lease Term). Tenant waives any right of redemption, re-entry or restoration of the operation of this Lease under any present or future law, including any such right which Tenant would otherwise have if Tenant shall be dispossessed for any cause. As used in the preceding sentence, the words "redemption", "re-entry", "retention", and "dispossessed" shall not be deemed restricted to their technical or legal meanings. Whether or not this Lease and/or Tenant's right of possession is terminated, Landlord shall have the right to terminate by written notice any renewal or expansion right contained in this Lease and to grant or withhold any consent or approval pursuant to this Lease in its sole and absolute discretion. With respect to Tenant liabilities per this section should Tenant be in default of this Lease, damages due from Tenant shall be calculated as if Tenant elected to terminate this lease in accordance with Section 3.4.

     19.3 Landlord's rights and remedies set forth in this Lease are cumulative and in addition to Landlord's other rights and remedies at law or in equity, including those available as a result of any anticipatory breach of this Lease. Landlord's exercise of any such right or remedy shall not prevent the concurrent or subsequent exercise of any other right or remedy. Landlord's delay or failure to exercise or enforce any of Landlord's rights or remedies or Tenant's obligations shall not constitute a waiver of any such rights, remedies or obligations. Landlord shall not be deemed to have waived any default unless such waiver expressly is set forth in an instrument signed by Landlord. Any such waiver shall not be construed as a waiver of any covenant or condition except as to the specific circumstances described in such waiver. Neither Tenant's payment of an amount less than a sum due nor Tenant's endorsement or statement on any check or letter accompanying such payment shall be deemed an accord and satisfaction. Notwithstanding any request or designation by Tenant, Landlord may apply any payment received from Tenant to any payment then due. Landlord may accept the same without prejudice to Landlord's right to recover the balance of such sum or to pursue other remedies. Re-entry and acceptance of keys shall not be considered an acceptance of a surrender of this Lease.

     19.4 If more than one natural person and/or entity shall constitute Tenant or any Guarantor, then the liability of each person or entity shall be joint and several. If Tenant or any Guarantor is a general partnership or other entity the partners or members of which are subject to personal liability, then the liability of each such partner or member shall be joint and several.

     19.5 If Tenant fails to make any payment to any third party or to do any act herein required to be made or done by Tenant, then Landlord may, but shall not be required to, make such payment or do such act. Landlord's taking such action shall not be considered a cure of such failure by Tenant nor prevent Landlord from pursuing any remedy it is otherwise entitled to in connection with such failure. If Landlord elects to make such payment or do such act, then all expenses incurred, plus interest thereon at the Default Rate (as hereinafter defined) from the date incurred to the date of payment thereof by Tenant, shall constitute additional rent. The Default Rate shall equal the rate per annum which is the lesser of eighteen percent (18%) or the highest rate permitted by law.

     19.6 If Tenant fails to make any payment of the Base Rent, additional rent or any other sum payable to Landlord after expiration of any grace periods, then Tenant shall pay a late charge equal to the greater of (i) five percent (5 %) of the amount of such payment or (ii) three hundred dollars ($300.00). Such payment and such late fee shall bear interest at the Default Rate from the date such payment was due to the date of payment. If Tenant is in default of this Lease for the same or substantially the same reason more than twice during any Lease Year, then, at Landlord's election, Tenant shall not have the right to cure such repeated default. In the event of Landlord's election not to allow a cure of a repeated default, Landlord shall have all the rights and remedies provided herein and by law. If Tenant shall deliver to Landlord a check that is returned unpaid for any reason, such payment shall be deemed never to have been made and, additionally, Tenant shall pay Landlord twenty-five dollars ($25.00) for Landlord's expense in connection therewith (plus any out-of-pocket expenses incurred in connection therewith) and said charge shall be payable to Landlord on the first day of the next succeeding month as additional rent.

                                   ARTICLE XX
                                   ----------
                                   BANKRUPTCY
                                   ----------

     20.1 An Event of Bankruptcy is: (a) Tenant's, a Guarantor's or any general partner (a "General Partner") of Tenant's becoming insolvent, as that term is defined in Title 11 of the United States Code (the "Bankruptcy Code"), or under the insolvency laws of any state (the "Insolvency Laws"); (b) appointment of a receiver or custodian for any property of Tenant, a Guarantor or a General Partner, or the institution of a foreclosure or attachment action upon any property of Tenant, a Guarantor or a General Partner not released, discharged or discontinued within forty-five (45) days; (c) filing of a voluntary petition by Tenant, a Guarantor or a General Partner under the provisions of the Bankruptcy Code or Insolvency Laws; (d) filing of an involuntary petition against Tenant, a Guarantor or a General Partner as the subject debtor under the Bankruptcy Code or Insolvency Laws, which either (1) is not discussed within forty-five (45) days after filing, or (2) results in the issuance of an order for relief against the debtor; (e) Tenant's a Guarantor's or a General Partner's making or consenting to an assignment for the benefit of creditors or a composition of creditors; or (f) an admission by Tenant or a Guarantor of its inability to pay debts as they become due.

     20.2 Upon occurrence of an Event of Bankruptcy, Landlord shall have all rights and remedies available pursuant to Article XIX; provided, however, that while a case (the "Case") in which Tenant is the subject debtor under the Bankruptcy Code is pending, Landlord's right to terminate this Lease shall be subject, to the extent required by the Bankruptcy Code, to any rights of Tenant or its trustee in bankruptcy (collectively, "Trustee") to assume or assign this Lease pursuant to the Bankruptcy Code. Trustee shall not have the right to assume or assign this Lease unless Trustee promptly (a) cures all defaults under this Lease, (b) compensates Landlord for all damages incurred as a result of such defaults, (c) provides adequate assurance of future performance on the part of Tenant as debtor in possession or Tenant's assignee, and (d) complies with all other requirements of the Bankruptcy Code. If Trustee fails to assume or assign this Lease in accordance with the requirements of the Bankruptcy Code within sixty (60) days after the initiation of the Case, then Trustee shall be deemed to have rejected this Lease. Adequate assurance of future performance shall require that, at a minimum, all of the following minimum criteria be met:
(1) Tenant's gross income (as defined by generally accepted accounting principles) during the thirty (30) days preceding the filing of the Case must be greater than ten (10) times the next monthly installment of the Base Rent and additional rent; (2) Both the average and median of Tenant's monthly gross income (as defined by generally accepted accounting principles) during the seven
(7) months preceding the filing of the Case must be greater than ten (10) times the next monthly installment of the Base Rent and additional rent; (3) Trustee must pay its estimated pro rata share of the cost of all services performed or provided by Landlord (whether directly or through agents or contractors and whether or not previously included as part of the Base Rent) in advance of the performance or provision of such services; (4) Trustee must agree that Tenant's business shall be conducted in a first-class manner, and that no liquidating sale, auction or other non-first-class business operation shall be conducted in the Premises; (5) Trustee must agree that the use of the Premises as stated in this Lease shall remain unchanged and that no prohibited use shall be permitted;
(6) Trustee must agree that the assumption or assignment of this Lease shall not violate or affect the rights of other tenants in the Building and the Complex;
(7) Trustee must pay at the time the next monthly installment of the Base Rent is due, in addition to such installment, an amount equal to the monthly installments of the Base Rent and additional rent due for the next six (6) months thereafter, such amount to be held as a security deposit; (8) Trustee must agree to pay, at any time Landlord draws on such security deposit, the amount necessary to restore security deposit to its original amount; and (9) All assurances of future performance specified in the Bankruptcy Code must be provided.

                                   ARTICLE XXI
                                   -----------
                                  SUBORDINATION
                                  -------------

     21.1 This Lease is subject and subordinate to the hen, provisions, operation and effect of all mortgages, deeds of trust, ground leases or other security instruments which may now or hereafter encumber the Building or the Land (individually, "Mortgage" and collectively, "Mortgages"), to all funds and indebtedness intended to be secured thereby, and to all renewals, extensions, modifications, recastings or refinancings thereof. The holder of any Mortgage to which this Lease is subordinate shall have the right (subject to any required approval of the holders of any superior Mortgage) at any time to declare this Lease to be superior to the lien, provisions, operation and effect of such Mortgage and Tenant shall execute, acknowledge and deliver all confirming documents required by such holder.

     21.2 In confirmation of the foregoing subordination, Tenant shall at Landlord's request promptly execute any requisite or appropriate document. Tenant appoints Landlord as Tenant's attorney-in-fact to execute any such document for Tenant if Tenant fails to execute same within ten (10) days after request therefor. Tenant waives the provisions of any statute or rule of law now or hereafter in effect which may give or purport to give Tenant any right to terminate or otherwise adversely affect this Lease or Tenant's obligations in the event any such foreclosure proceeding is prosecuted or completed or in the event the Land, the Building or Landlord's interest therein is sold at a foreclosure sale or by deed in lieu of foreclosure. If this Lease is not extinguished upon such sale or by the purchaser following such sale, then, at the request of such purchaser, Tenant shall attorn to such purchaser and shall recognize such purchaser as the landlord under this Lease. Upon such attornment such purchaser shall not be (a) bound by any payment of the Base Rent or additional rent more than one (1) month in advance, (b) bound by any amendment of this Lease made without the consent of the holder of each Mortgage existing as of the date of such amendment, (c) liable for damages for any breach, act or omission of any prior landlord, or (d) subject to any offsets or defenses which Tenant might have against any prior landlord. Within five (5) days after receipt, Tenant shall execute, acknowledge and deliver any requisite or appropriate document submitted to Tenant confirming such attornment.

     21.3 If any lender providing financing secured by the Building requires as a condition of such financing that modifications to this Lease be obtained, and provided that such modifications (a) are reasonable, (b) do not adversely affect in a material manner Tenant's use of the Premises as herein permitted, and (c) do not increase the rent and other sums to be paid by Tenant, then Landlord may submit to Tenant an amendment to this Lease incorporating such modifications. Tenant shall execute, acknowledge and deliver such amendment to Landlord within five (5) days after receipt.

     21.4 Landlord shall, at Tenants request, provide it's best efforts to obtain so-called non-disturbance and attornment agreements in Tenant's favor from all present and future mortgagees.

                                  ARTICLE XXII
                                  ------------
                              COVENANTS OF LANDLORD
                              ---------------------

     22.1 Landlord covenants that if Tenant shall perform timely all of its obligations, then, subject to the provisions of this Lease, Tenant shall during the Lease Term peaceably and quietly occupy and enjoy possession of the Premises without hindrance by Landlord or anyone claiming through Landlord.

     22.2 Landlord reserves the right to: (a) change the street address and name of the Building or the Complex; (b) change the arrangement and location of entrances, passageways, doors, doorways, corridors, elevators, stairs, toilets or other public parts of the Building and the Complex, and, in connection with such work, to temporarily close door entry ways, common or public spaces and corridors of the Building or the Complex so long as the Premises remain reasonably accessible; (c) erect, use and maintain pipes and conduits in and through the Premises; (d) grant to anyone the exclusive right to conduct any particular business in the Building or the Complex not inconsistent with the permitted use of the Premises; (e) use or lease exclusively the roof areas, the sidewalks and other exterior areas; (f) resubdivide the Land or to combine the Land with other lands so long as Real Estate Taxes shall only relate to the Land and Building as now constituted; (g) construct improvements (including kiosks) on the Land and in the public and common areas of the Building; (h) relocate or change roads, driveways and parking areas and to alter the means of access to all or any portion of the Building or Complex; (i) install and display signs, advertisements and notices on any part of the exterior or interior of the Building; (i) install such security systems and devices as Landlord deems appropriate; (k) create easements over the Premises and in the entrances, aisles and stairways of any parking areas for utilities, telephone lines, sanitary sewer, storm sewer, water lines, pipes, conduits, drainage ditches, sidewalks, pathways, emergency vehicles, and ingress and egress for the use and benefit of others, without Tenant joining in the execution thereof and the Lease shall automatically be subject and subordinate thereto; and (1) alter the site plan, landscaping, walkways and common areas outside the Building within the context of general site improvements, repairs and maintenance. Exercise of any such right shall not be considered a constructive eviction or a disturbance of Tenant's business or occupancy.


                                  ARTICLE XXIII
                                  -------------
                               GENERAL PROVISIONS
                               ------------------

     23.1 Tenant acknowledges that neither Landlord nor any broker, agent or employee of Landlord has made any representation or promise with respect to the Premises or the Building or the Land except as expressly set forth herein, and no right is being acquired by Tenant except as expressly set forth herein. This Lease contains the entire agreement of the parties and supersedes all prior agreements, negotiations, letters of intent, proposals, representations, warranties and discussions between the parties. This Lease may be changed in any manner only by an instrument signed by both parties.

     23.2 Nothing contained in this Lease shall be construed as creating any relationship between Landlord and Tenant other than that of landlord and tenant.

     23.3 Landlord and Tenant each warrants that in connection with this Lease it has not employed or dealt with any broker, agent or finder other than the Broker(s). Tenant shall indemnify and hold Landlord harmless from and against any claim for brokerage or other commissions asserted by any other broker, agent or finder employed by Tenant or with whom Tenant has dealt.

     23.4 From time to time upon ten (10) days prior written notice, Tenant and each subtenant, assignee or occupant of Tenant shall execute, acknowledge and deliver to Landlord and any designee of Landlord a written statement certifying: (a) that this Lease is unmodified and in full force and effect (or that this Lease is in full force and effect as modified and stating the modifications); (b) the dates to which rent and any other charges have been paid; (c) that Landlord is not in default in the performance of any obligation (or specifying the nature of any default); (d) the address to which notices are to be sent; (e) that this Lease is subject and subordinate to all Mortgages;(f) that Tenant has accepted the Premises and all work thereto has been completed (or specifying the incomplete work); and (g) such other matters as Landlord may request. Any such statement may be relied upon by any owner of the Building or the Land, any prospective purchaser of the Building or the Land, any holder or prospective holder of a Mortgage or any other person or entity. Tenant acknowledges that time is of the essence to the delivery of such statements and Tenant's failure to deliver timely such statements may cause substantial damages resulting from, for example, delays in obtaining financing secured by the Building.

            From time to time upon ten (10) days prior written notice, Landlord shall execute, acknowledge and deliver to Tenant, and any designee of Tenant, a written statement certifying: (a) that this Lease is unmodified and in full force and effect (or that this Lease is in full force and effect as modified and stating the modifications); (b) the dates to which rent and any other charges have been paid; (c) that Tenant is not in default in the performance of any obligation (or specifying the nature of any default); (d) the address to which notices are to be sent; (e) that this Lease is subject and subordinate to all Mortgages; (f) such other matters as Tenant may request. Any such statement may be relied upon by any person or entity. Landlord acknowledges that time is of the essence to the delivery of such statements and Landlord's failure to deliver timely such statements may cause substantial damages.

     23.5 LANDLORD, TENANT, GUARANTORS AND GENERAL PARTNERS WAIVE TRIAL BY JURY IN ANY ACTION, CLAIM OR COUNTERCLAIM BROUGHT IN CONNECTION WITH ANY MATTER ARISING OUT OF OR IN ANY WAY CONNECTED WITH THIS LEASE, THE LANDLORD-TENANT RELATIONSHIP, TENANT'S USE OR OCCUPANCY OF THE PREMISES OR ANY CLAIM OF INJURY OR DAMAGE. Tenant consents to service of process and any pleading relating to any such action at the Premises; provided, however, that nothing herein shall be construed as requiring such service at the Premises. Landlord, Tenant, all Guarantors and all General Partners waive any objection to the venue of any action filed in any court situated in the jurisdiction in which the Building is located and waive any right under the doctrine of forum non conveniens or otherwise to transfer any such action filed in any such court to any other court.

     23.6 All notices or other required communications shall be in writing and shall be deemed duly given only when delivered in person (with receipt therefor), or when sent by certified or registered mail, return receipt requested, postage prepaid, to the following addresses: (a) if to Landlord, at the Landlord Address for Notices; or (b) if to Tenant, at the Tenant Address for Notices. Either party may change its address for the giving of notices by notice given in accordance with this Section. If Landlord or the holder of any Mortgage notifies Tenant that a copy of each notice to Landlord shall be sent to such holder at a specified address, then Tenant shall send (in the manner specified in this Section and at the same time such notice is sent to Landlord) a copy of each such notice to such holder, and no such notice shall be considered duly sent unless such copy is so sent to such holder. If Tenant claims that Landlord has breached any obligation, then Tenant shall send such holder notice specifying the breach and permit such holder a reasonable opportunity to cure the breach.

     23.7 Each provision of this Lease shall be valid and enforceable to the fullest extent permitted by law. If any provision or its application to any person or circumstance shall to any extent be invalid or unenforceable, then such provision shall be deemed to be replaced by the valid and enforceable provision most substantively similar thereto, and the remainder of this Lease and the application of such provision to other persons or circumstances shall not be affected.

     23.8 Feminine, masculine and neuter pronouns shall be substituted for those of another form, and the plural or singular shall be substituted for the other number, in any place in which the context may require.

     23.9 The provisions of this Lease shall be binding upon and inure to the benefit of the parties and their respective representatives, successors and assigns, subject to the provisions herein restricting assignment or subletting.

     23.10 Landlord and its designees may enter the Premises at any time, in the company of an officer or employee of Tenant after reasonable oral notice (except in the case of emergencies) without charge therefor and without diminution of the rent payable by Tenant, to inspect and exhibit the Premises and make such alterations and repairs as Landlord may deem necessary (including, but not limited to, alterations and repairs for a new tenant during the last sixty (60) days of the Lease Term if Tenant has vacated the Premises).

     23.11 This Lease shall be governed by the laws of the jurisdiction in which the Building is located.

     23.12 Headings are used for convenience and shall not be considered when construing this Lease.

     23.13 The submission of a copy of this document to Tenant shall not constitute an offer or option to lease. This Lease shall become effective and binding only upon execution and delivery by both Landlord and Tenant.

     23.14 Time is of the essence with respect to each obligation of Tenant and Landlord.

     23.15 This Lease may be executed in multiple counterparts, each of which is deemed an original and all of which constitute one and the same document.

     23.16  Neither this Lease nor a memorandum thereof shall be recorded.

     23.17 Landlord reserves the right to make reasonable changes to the plans and specifications for the Building without Tenant's consent, provided such changes do not alter the character of the Building as a first-class office building.

     23.18 Except as otherwise provided in this Lease, any additional rent or other sum owed by Tenant to Landlord, and any cost, expense, damage or liability incurred by Landlord for which Tenant is liable, shall be considered additional rent payable pursuant to this Lease and paid by Tenant no later than thirty (30) days after the date Landlord notified Tenant of the amount thereof.

     23.19 Tenant's liabilities existing as of the expiration or earlier termination of the Lease Term shall survive such expiration or earlier termination.

     23.20 If Landlord or Tenant is in any way delayed or prevented from performing any obligation, except for payment of monetary obligations, due to fire, act of God, governmental act or failure to act, labor dispute, inability to procure materials or any cause beyond Landlord's reasonable control (whether similar or dissimilar to the foregoing events), then the time for performance of such obligation shall be excused for the period of such delay or prevention and extended for the time necessary to compensate for the period of such delay or prevention.

     23.21 The deletion of any printed, typed or other portion of this Lease shall not evidence an intention to contradict such deleted portion. Such deleted portion shall be deemed not to have been inserted in this Lease.

     23.22 The person executing this Lease on Tenant's behalf and the person executing this Lease on Landlord's behalf, each warrants that such person is duly authorized to so act.

     23.23  Intentionally Deleted.

     23.24 If any Base Rent or additional rent is collected by or through an attorney or if Landlord requires the services of an attorney to cause Tenant to cure any default, to evict Tenant or to pursue any other remedies to which Landlord is entitled hereunder, Tenant shall pay the reasonable fees of such attorney together with all reasonable costs and expenses incurred by Landlord in connection with such matters, whether or not any legal proceedings have been commenced.

     23.25  Intentionally Deleted.

     23.26 Landlord agrees to make readily achievable modifications in order to comply with applicable laws and regulations pertaining to access by handicapped persons, including, but not limited to, the Americans with Disabilities Act ("ADA"), with respect to the Building and the parking lot and other common areas. Tenant acknowledges its understanding that the ADA code makes the Tenant responsible for compliance therewith in Tenant Premises, during the term of this lease.

                                  ARTICLE XXIV
                                  ------------
                                     PARKING
                                     -------

     24.1 During the Lease Term, Tenant shall have the right to use (on a non-exclusive first-come, first-served basis) the Parking Lot for the parking of passenger automobiles in the parking areas designed from time to time by Landlord for the use of tenants of the Building, in a ratio of 2.83 spaces per one thousand rentable square feet leased, rounded to the nearest full space.

     24.2 Landlord reserves the right to establish and modify or amend rules and regulations governing the use of such parking areas. Landlord shall have the right to revoke a user's parking privilege in the event such user fails to abide by the rules and regulations governing the use of such parking areas. Tenant shall be prohibited from using such parking areas for purposes other than for parking registered vehicles. The storage or repair of vehicles in such parking areas shall be prohibited.

     24.3 Tenant shall not assign or sublet any parking rights granted to Tenant herein. Any attempted assignment or sublease shall be null and void.

     24.4 Landlord reserves the right to institute a valet parking system or a magnetic card access system or any other parking or permit system it deems appropriate.

     24.5 Landlord shall not be liable for any damage or loss to any automobile (or property therein) parked in, on or about such parking areas, or for any injury sustained by any person in, on or about such areas. If Landlord, in its sole and absolute discretion, deems it necessary to repair or maintain such parking areas, Landlord shall have the right to substitute use of other parking areas.

     IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease as of the date first above written.



WITNESS:                                   LANDLORD:

                                           Nationwide Life Insurance Company
                                           ---------------------------------

/s/ Sue Ann Crego                          By: /s/ Robert H. McNaghten
--------------------------                    ------------------------------
                                                   Robert H. McNaghten

                                           Title:  Vice President
                                                  --------------------------

                                           Date: 11-29-93
                                                 ---------------------------


WITNESS:                                   TENANT:

                                           GeoTel Communications Corporation
                                           ---------------------------------

/s/ Steve Webber                           By: /s/ G. Wayne Andrews
---------------------------                   ------------------------------

                                           Title: President & CEO
                                                 ---------------------------

                                           Date: 11-22-93
                                                 ---------------------------

                                    EXHIBIT B
                                    ---------
                                   WORKLETTER
                                   ----------

     Landlord at its sole cost and expense shall perform the following work:

     (a) Create a new signage program for the property, including a tenant directory in main lobby of Building. The existing tenant signs shall be removed from the grounds and the lobby area.

     (b) Upgrade main lobby area of the building with new flooring and new paint on walls. Remove existing guard desk and glass case.

     (c) Deliver all building systems (including mechanical, electrical, HVAC, lighting and outlets) in good working order.

     (d) Install a "coffee station" comprised of sink with running water, formica countertop and stock lower cabinetry. This will be installed in a mutually agreeable location on the wall contiguous to the bathroom.*

     The time-frame for completing items (c) and (d) above shall be within one month of lease execution date. Landlord's time-frame for completion of items 9(a) and (b) above shall be five (5) months of lease execution date.

     Landlord shall install a wall demising Tenant Premises from vacant space. Landlord shall be responsible for installing locks in doors leading to the common corridor. Landlord may, but shall not be obligated to, reconfigure the Common Area connecting the second floor lobby to the second floor bathrooms. In this instance, at Tenant's option, the room located adjacent to Tenant entry may be demolished.



*  Install 4 locks on 3 rooms during temporary occupancy and add 1 room.


                                       B1

                                   EXHIBIT "C"

                     25 PORTER ROAD,LITTLETON, MASSACHUSETTS

              SAMPLE OPERATING CHARGES INCLUDING REAL ESTATE TAXES


                      ===================================


                                                                     P.S.F.
                                                                   ANNUALLY
                                                                   --------

(1)            Building Insurance                                   $ .09

(2)            Trash Removal                                          .12

(3)            Landscape Maintenance                                  .16

(4)            Security **                                            .16

(5)            Elevator Service                                       .04

(6)            HVAC Maintenance                                       .13

(7)            Other Utilities
               (Water, Septic, Common area electric)                  .32

(8)            Payroll & Related*                                     .17

(9)            Repairs & Maintenance                                  .12

(10)           Snow Removal/Parking Lot Maintenance                   .11

(11)           General/Administrative                                 .33

12.            Nightly Cleaning of Common Areas                       .18
                                                                    -----

                                       SUBTOTAL                      1.93

13.            Real Estate Taxes                                      .95
                                                                    -----

                                       TOTAL                         2.88

* Represents a portion of the salary of a part-time, on-site, full-time, on call building supervisor.

** Nightly car patrol and check of building two times per night on weekdays, and three times per day during weekends.


                                       B2

                                   EXHIBIT A
                             PLAN SHOWING PREMISES


                               [GRAPHIC: FLOOR 2]

Landlord's Acknowledgement
--------------------------

STATE OF OHIO                       )
                                    ) SS:
COUNTY OF FRANKLIN                  )


     The foregoing instrument was acknowledged before me this 29th of Nov., 1993, by Robert H. McNaghten, Vice President (title) of Nationwide Life Insurance Company, an Ohio corporation, on behalf of the corporation.



(SEAL) [LOGO]  Sue Ann Crego                       /s/ Sue Ann Crego
               Notary-Public-State of Ohio         --------------------------
               My Commission expires               Notary Public
                     10-20-95
               -----------------------

My commission expires:







Tenant's Acknowledgement
------------------------

STATE OF Massachusetts               )
                                     ) SS:
COUNTY OF Suffolk                    )

     The foregoing instrument was acknowledged before me this 22 of November, 1993, by G. Wayne Andrews, President & CEO (title) of GeoTel Communications Co. a Massachusetts corporation, on behalf of the corporation


(SEAL)                                       /s/ Christine A. George
                                             --------------------------------
                                             Notary Public



My commission expires:

     CHRISTINE A. GEORGE
         Notary Public
My Commission Expires Dec. 4, 1998

                               AMENDMENT TO LEASE

THIS FIRST AMENDMENT TO LEASE made this 28TH day of December, 1994 ("the Effective Date") by and between NATIONWIDE LIFE INSURANCE COMPANY ("Landlord") and GEOTEL COMMUNICATIONS CORPORATION ("Tenant").

                                   WITNESSETH:

     WHEREAS, Landlord and Tenant have heretofore entered into a Lease, dated November 29, 1993, covering certain premises located in the building known as 25 Porter Road, Littleton, MA, said premises being more particularly described in said Lease, attached hereto and incorporated herein, and

     WHEREAS, Landlord and Tenant desire to amend said Lease in certain respects.

     NOW, THEREFORE, in consideration of mutual promises contained herein, Landlord and Tenant agree as follows:

     1. PREMISES. The Premises will be increased by 7356 Rentable Square Feet
(RSF) ("Additional Space") to a total of 14,356 RSF. The Additional Space is located on the second floor as indicated in Exhibit A to this Amendment (Attached hereto and incorporated herein).

     2. OCCUPANCY DATE. Occupancy will occur in three phases:

     Phase I 3500 RSF on the earlier of completion of tenant improvements or occupancy.
     Phase II  1500 RSF on or before 10-01-95 (Occupancy Date)
     Phase III 2356 RSF on or before 01-01-96 (Occupancy Date)

        So long as Tenant honors the size constraint detailed in this Section 2 above, the Tenant, at its own discretion, may occupy any section, or non-contiguous sections, of the Additional Space. However, in the event that Tenant requires occupancy of additional space prior to the Phase-in dates, Tenant may occupy such additional space, and shall pay the Landlord for the additional space in accordance with Section 3 of this Amendment.

     3. BASE RENT. Tenant shall pay to Landlord Base Rent at a rate which is at the same amount as the Lease. Also consistent with the Lease, Tenant shall pay its Pro Rata Share of the Building Operating Charges. Tenant's Pro Rata Share shall be modified as follows:

         Phase I   15.79%      (10,500 RSF)
         Phase II  18.05%      (12,000 RSF)
         Phase III 21.59%      (14,356 RSF)


     4. LEASE TERM. This First Amendment to Lease will expire simultaneously with the Lease.

     5. LANDLORD'S CONTRIBUTION TO TENANT FIT-UP. Tenant accepts the Additional Space in "as is" condition, and Tenant Fit-up shall be funded as follows: The First $15,000 shall be funded by Tenant. The next $20,000 shall be funded by Landlord. The next $15,000 shall be shared equally by both Landlord and Tenant. Landlord shall not be responsible for funding any buildout in excess of the above. R.M. Bradley will manage the fit-up and use best efforts to manage and control the costs.

     6. TENANTS TERMINATION RIGHT. Tenant's Right to Terminate shall be delayed such that December 31, 1997 shall be the earliest date which Tenant may terminate. The Termination Fee shall be $23,500 should Tenant terminate on December 31, 1997, except that such fee shall be increased by the amount, if any, by which Landlord's Contribution to Tenant Fit-up exceeds $20,000. The Termination Fee shall be reduced on a monthly basis over the remainder of the term should Tenant's Termination occur after December 31, 1997. Tenant's Right to Terminate shall be in force until the occurrence of an Event of Default by Tenant that has not been cured per Section 19 of the Lease.

     7. Except as amended, all terms and conditions of said Lease are ratified and reaffirmed in all respects.

     IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease as of the date first above written.




  WITNESS:                             LANDLORD:

  /s/ Inez L. Bayer                    Nationwide Life Insurance Company
                                       ---------------------------------

                                       By: /s/ Robert H. McNaghten
                                          ------------------------------
                                               Robert H. McNaghten

                                       Title: VICE PRESIDENT

                                       Date: 12-28-94



  WITNESS:                             TENANT:

                                       GeoTel Communications Corporation
                                       ----------------------------------

                                       By: John Thibault

                                       Title: PRESIDENT

                                       Date: 12/20/94

Landlord's Acknowledgement
--------------------------

STATE OF OHIO                         )
                                      ) SS:
COUNTY OF FRANKLIN                    )


     The foregoing instrument was acknowledged before me this 28 of December 1994, by Robert H. McNaghten, Vice President (title) of Nationwide Life Insurance Company, an Ohio corporation, on behalf of the corporation.



(SEAL)                                 /s/ Michael T. Stevens

                                       Notary Public

                                       [LOGO]      MICHAEL T. STEVENS
                                                     Notary Public
                                             My commission expires: 01-06-95

My commission expires:





Tenant's Acknowledgement
------------------------

STATE OF MASSACHUSETTS             )
                                   ) SS:
COUNTY OF MIDDLESEX                )


    The foregoing instrument was acknowledged before me this 20th of December, 1994, by John C. Thibault, PRESIDENT (title) of GEOTEL COMMUNICATIONS, CORP. corporation, on behalf of the corporation.



(SEAL)                                     /s/ Frank B. Gill

                                           Notary Public



My commission expires:

MY COMMISSION EXPIRES OCTOBER 3, 1993

                                   EXHIBIT A

                    The Premises Including Additional Space
                                   14,356 RSF

(Not to Scale. No representation is made as to the accuracy of interior partitioning. Existing configuration may be altered by Tenant per Section 5 of Amendment).


                               [GRAPHIC: FLOOR 2]

                              ESTOPPEL CERTIFICATE

MGI Properties
30 Rowes Wharf
Boston, MA 02110

 RE:  Lease dated:         November 29, 1993
      Lease Amendments (if any) dated: First Amendment dated December 28, 1994
      Landlord:            Nationwide Life Insurance Company
      Tenant:              GeoTel Communications Corporation
      Demised Premises:    14,356 sq. ft. on second floor of Building located at
                           25 Porter Road, Littleton, Massachusetts

Ladies and Gentlemen:

     The undersigned ("Tenant") is the tenant under the Lease noted above (said lease together with all amendments thereto noted above shall be the "Lease") and, understanding that Landlord and MGI Properties or its designee (the "Buyer") will rely on the representations and agreements below in connection with the purchase of the premises of which the Demised Premises are a part, hereby acknowledges, certifies and represents to Landlord and Buyer that:

     1. A true and accurate copy of the Lease, including all amendments thereto (if any) noted above, have been delivered to the Buyer. The Lease represents the entire understanding between Landlord and Tenant with respect to the leasing of the Demised Premises, and, except as modified by the Lease Amendments noted above (if any), the Lease has not been modified, altered or amended. The Lease has been duly authorized, executed and delivered by Tenant and is in full force and effect.

     2. Tenant has accepted possession of the Demised Premises and is in occupancy under the Lease. The initial term of the Lease commenced on March 8, 1994 and expires on March 7, 1999. Tenant has no option to extend the term of the Lease. Tenant has no right to acquire or purchase the Demised Premises or any portion thereof or interest therein.

     3. The obligation to pay base and additional rent under the Lease commenced on March 8, 1994. All rent payable through July 31, 1995 has been paid by Tenant. Rent has not been paid for any period beyond the now current monthly rental, except as expressly provided in the Lease. There exists no default nor state of facts which with the passage of time or the giving of notice or both could ripen into a default on the part of Tenant, or to the best knowledge of Tenant, could ripen into a default on the part of Landlord under the Lease. There are no offsets, deductions or credits against the rents due and payable under the Lease.

     4. The improvements to the Demised Premises which are the Landlord's responsibility under the Lease have been completed, and to the best of Tenant's knowledge paid for, in accordance with the terms of the Lease. Tenant is not entitled to receive payment or credit for tenant improvement work or any other charges related to any leasehold improvements.

     5.     Landlord is holding a security deposit in the amount of $3,000.

     6. Tenant has not assigned, transferred, pledged or hypothecated the Lease or any interest therein or subleased all or any portion of the Demised Premises as of the date hereof.

     7. Tenant is not insolvent and is able to pay its debts as they mature and there is not pending or, to the best knowledge of Tenant, threatened against or contemplated by the Tenant, any petition in bankruptcy, whether voluntary or otherwise, any assignment for the benefit of creditors, or any petition seeking reorganization or arrangement under the federal bankruptcy laws or those of any state.

     8. The term "Buyer" as used herein includes any successor or assign of MGI Properties or its designee, and the term "Tenant" as used herein includes any successor or assign of the named Tenant herein.

     WITNESS the execution hereof under seal the ______ day of July, 1995.

                                         TENANT:

                                         GEOTEL COMMUNICATIONS
                                         CORPORATION



                                         By: /s/ Jill Cass
                                            ----------------------------------
                                            Name: Jill Cass
                                                 -----------------------------
                                            Title: OFFICE ADMINISTRATOR
                                                  ----------------------------


                          COMMONWEALTH OF MASSACHUSETTS

Middlesex, ss.                                                 July 24, 1995
---------                                                      -------------


     Then, personally appeared the above-named Jill Cass , Office Administrator of GeoTel Communications Corporation, and acknowledged the foregoing to be the free act and deed of said entity.



                                            /s/ Nancy Donohue
                                            -----------------------------
                                            Notary Public
                                            My commission expires: 2/10/2000



                                       2